OLD WESTBURY FUNDS, INC.
(the “Corporation”)

Old Westbury Small & Mid Cap Strategies Fund
Old Westbury Large Cap Strategies Fund
(together, the “Funds”)

Supplement dated July 28, 2020 to the
Prospectus dated February 28, 2020, as supplemented

This Supplement updates, and should be read in conjunction with, the information provided in the Funds’ Prospectus dated February 28, 2020, as supplemented.

Important Notice Regarding Sub-Advisers and Portfolio Managers

Old Westbury Large Cap Strategies Fund

With respect to a portion of the Old Westbury Large Cap Strategies Fund (the “Large Cap Strategies Fund”) managed by Sands Capital Management, LLC (“Sands”), Sands may also employ from time to time, an emerging markets growth strategy in its portion of the Fund. In connection with this, effective immediately, Messrs. Ashraf A. Haque and Neil Kansari will join Messrs. Levanson, Williams and Christiansen as portfolio managers of the portion of the Large Cap Strategies Fund managed by Sands.

Accordingly, effective immediately:

•	The fifth paragraph in the section entitled “Old Westbury Large Cap Strategies Fund–Management of the Fund-Portfolio Managers and Sub-Advisers” beginning on page 10 is hereby deleted in its entirety and replaced with the following:

Sands Capital Management, LLC (“Sands”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Messrs. David Levanson, Perry Williams, Brian Christiansen, Ashraf A. Haque and Neil Kansari are the portfolio managers of Sands’ portion of the Fund. Mr. Levanson has been a portfolio manager of Sands’ portion of the Fund since November 16, 2011. Mr. Williams has been a portfolio manager of Sands’ portion of the Fund since June 1, 2013. Mr. Christiansen has been a portfolio manager of Sands’ portion of the Fund since January 31, 2020. Messrs. Haque and Kansari have been portfolio managers of Sands’ portion of the Fund since July 28, 2020.

•	The following paragraphs are added after the seventh paragraph under the section entitled “WHO MANAGES THE FUNDS?–Portfolio Managers - Large Cap Strategies Fund” beginning on page 60:

Mr. Ashraf A. Haque, Research Analyst and Senior Portfolio Manager, joined Sands Capital in August 2008 as a Research Analyst. Prior to 2008, Mr. Haque worked as an Investment Analyst for Chesapeake Partners in Baltimore, Maryland from 2007 to 2008. From 2003 to 2005, he worked as a Business Analyst for McKinsey & Company in Chicago, Illinois, and as a Director, Business Development for GH Smart & Company in Chicago, Illinois from 2001 to 2003. Mr. Haque received his BA in Mathematical Methods in Social Sciences and Economics from Northwestern University in 2001. He also earned his MBA from the Harvard Business School in 2007.

Mr. Neil Kansari, Research Analyst and Senior Portfolio Manager, joined Sands Capital in June 2008. Prior to 2008, Mr. Kansari worked as an Associate, Sr. Business Analyst at PRTM in Waltham, Massachusetts, from 2002 to 2006. From 1999 to 2002, he worked as a Graduate Research Assistant for the Department of Electrical Engineering at the University of Virginia in Charlottesville, Virginia. From 1996 to 1999, he worked as an Application Analyst at Millennium Solutions, Universal Impex and as an Accounting Trainee at Mahajan & Aibara: Shah Gupta & Co. in Mumbai, India. Mr. Kansari earned his BE in Electronics Engineering from the University of Mumbai in 1996, and his MS in Electrical Engineering from the University of Virginia in 2002. He also earned his MBA from the Darden School of Business in 2008.

Old Westbury Small & Mid Cap Strategies Fund

On July 21, 2020, Dimensional Fund Advisors LP (“Dimensional”) and Martingale Asset Management, L.P. (“Martingale”) were each removed as a sub-adviser for its respective portion of Old Westbury Small & Mid Cap Strategies Fund (the “Small & Mid Cap Strategies Fund”) portfolio by the Board of Directors (the “Board”) of the

Corporation. Following the wind down of its respective investment sleeve (each, an “Effective Date”), Dimensional and Martingale will each cease to serve as an investment sub-adviser to the Small & Mid Cap Strategies Fund.

Accordingly, all references and information with regard to Dimensional and Martingale, including Dimensional’s portfolio managers and Martingale’s portfolio managers, are deleted as of each respective Effective Date.

In addition, at a meeting held on July 21, 2020, the Board of the Corporation approved the appointment of Artisan Partners Limited Partnership (“Artisan Partners”) as a sub-adviser to the Small & Mid Cap Strategies Fund.

Accordingly, effective immediately:

•	The following paragraph is added after the last paragraph under the section entitled “Old Westbury Small & Mid Cap Strategies Fund–Management of the Fund – Portfolio Managers and Sub-Advisers” beginning on page 20:

Artisan Partners Limited Partnership (“Artisan Partners”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Artisan Partners’ portion of the Fund is managed by Rezo Kanovich. Mr. Kanovich has been portfolio manager of Artisan Partners’ portion of the Fund since July 28, 2020.

•	The following paragraph is added as the eleventh paragraph under the section entitled “WHO MANAGES THE FUNDS? – Sub-Advisers” beginning on page 58:

Artisan Partners Limited Partnership (“Artisan Partners”) located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 532020, is responsible for the day-to-day management of a portion of the Small & Mid Cap Strategies Fund’s portfolio subject to the oversight of the Adviser. Artisan Partners is a limited partnership organized under the laws of Delaware. Artisan Partners is managed by its general partner, Artisan Investments GP LLC, a Delaware limited liability company wholly-owned by Artisan Partners Holdings LP (“Artisan Partners Holdings”). Artisan Partners Holdings is a limited partnership organized under the laws of Delaware whose sole general partners is Artisan Partners Asset Management Inc., a publicly traded Delaware corporation. As of June 30, 2020, Artisan Partners had approximately $120.6 billion total assets under management. The fee Artisan Partners receives, which is paid by the Adviser from the fee it receives from the Fund, is included in the advisory fee rate set forth above.

•	The following paragraph is added as the last paragraph under the section entitled “WHO MANAGES THE FUNDS? – Portfolio Managers – Small & Mid Cap Strategies Fund” beginning on page 62:

Rezo Kanovich is a managing director of Artisan Partners. He joined Artisan Partners in October 2018 and has managed the Artisan Non-U.S. Small-Mid Growth Strategy since that time. Prior to joining Artisan Partners in October 2018, Mr. Kanovich was a portfolio manager for Oppenheimer Funds, where he managed the International Small-Mid Cap strategy from January 2012 through September 2018. Before that, Mr. Kanovich worked as an analyst with Boston Biomedical Consultants, an investment banker with the Lehman Brothers mergers and acquisitions team and as a consultant at PricewaterhouseCoopers. Mr. Kanovich holds a bachelor’s degree and master’s degree in international economics and finance from Brandeis University and a master’s degree in business administration, dual concentration in finance and health care systems, from the Wharton School, University of Pennsylvania.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

OWF-A21-SUPP072820	Old Westbury Funds, Inc.

OLD WESTBURY FUNDS, INC.

(the “Corporation”)

Old Westbury Small & Mid Cap Strategies Fund
Old Westbury Large Cap Strategies Fund

(together, the “Funds”)

Supplement dated July 28, 2020 to the
Statement of Additional Information (“SAI”) dated February 28, 2020, as supplemented

This Supplement updates, and should be read in conjunction with, the information provided in the Funds’ SAI dated February 28, 2020, as supplemented.

Important Notice Regarding Sub-Advisers and Portfolio Managers

Old Westbury Large Cap Strategies Fund

With respect to a portion of the Old Westbury Large Cap Strategies Fund (the “Large Cap Strategies Fund”) managed by Sands Capital Management, LLC (“Sands”), Sands may also employ from time to time, an emerging markets growth strategy in its portion of the Fund. In connection with this, effective immediately, Messrs. Ashraf A. Haque and Neil Kansari will join Messrs. Levanson, Williams and Christiansen as portfolio managers of the portion of the Large Cap Strategies Fund managed by Sands.

Accordingly, effective immediately:

•	The following changes are made under the section entitled “WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS?–INVESTMENT ADVISER AND SUB-ADVISERS–Additional Portfolio Manager Information”:

○	The table under the heading “Other Accounts Managed by Portfolio Managers” beginning on page 47 is modified by adding the following under “Large Cap Strategies Fund—Sands”:

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Ashraf A. Haque#	1	$1,936,027,131	9	$2,301,892,606	9	$1,702,894,349
Neil Kansari#	1	$1,936,027,131	8	$2,246,403,337	8	$1,701,248,283

#	As of June 30, 2020

○	The table under the heading “Other Accounts Managed by Portfolio Managers –Accounts and Assets for which an Investment Advisory Fee is Based on Performance” beginning on page 50 is modified by adding the following under “Large Cap Strategies Fund—Sands”:

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other Accounts
	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
Ashraf A. Haque#	0	$0	3	$384,282,704	0	$0
Neil Kansari#	0	$0	3	$384,282,704	0	$0

#	As of June 30, 2020

○	The table under the heading “Ownership of Securities” beginning on page 52 is modified by adding the following under “Sands”:

	All Cap Core Fund	Large Cap Strategies Fund	All Cap ESG Fund	Fixed Income Fund	Municipal Bond Fund	Small & Mid Cap Strategies Fund	Multi-Asset Opportunities Fund	New York Municipal Bond Fund*	California Municipal Bond Fund*
Ashraf A. Haque#	None	None	None	None	None	None	None	None	None
Neil Kansari#	None	None	None	None	None	None	None	None	None

#	As of June 30, 2020

* As of October 31, 2019, no portfolio managers held shares of the Old Westbury New York Municipal Bond Fund or the Old Westbury California Municipal Bond Fund.

Old Westbury Small & Mid Cap Strategies Fund

On July 21, 2020, Dimensional Fund Advisors LP (“Dimensional”) and Martingale Asset Management, L.P. (“Martingale”) were each removed as a sub-adviser for its respective portion of Old Westbury Small & Mid Cap Strategies Fund (the “Small & Mid Cap Strategies Fund”) portfolio by the Board of Directors (the “Board”) of the Corporation. Following the wind down of its respective investment sleeve (each, an “Effective Date”), Dimensional and Martingale will each cease to serve as an investment sub-adviser to the Small & Mid Cap Strategies Fund.

Accordingly, all references and information with regard to Dimensional and Martingale, including Dimensional’s portfolio managers and Martingale’s portfolio managers, are deleted as of each respective Effective Date.

In addition, at a meeting held on July 21, 2020, the Board of the Corporation approved the appointment of Artisan Partners Limited Partnership (“Artisan Partners”) as a sub-adviser to the Small & Mid Cap Strategies Fund.

Accordingly, effective immediately:

•	The following paragraph is added after the last paragraph of the section entitled “WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS? – INVESTMENT ADVISER AND SUB-ADVISERS” beginning on page 43:

The Adviser has also retained Artisan Partners as a sub-adviser to the Small & Mid Cap Strategies Fund pursuant to a sub-advisory agreement between the Adviser and Artisan Partners, agreed to and accepted by Old Westbury Funds, Inc. (the “Artisan Partners Sub-Advisory Contract”). Pursuant to the Artisan Partners Sub-Advisory Contract, Artisan Partners will, subject to the supervision of the Adviser and the Board and in accordance with the investment objective and policies of the Small & Mid Cap Strategies Fund and applicable laws and regulations, make investment decisions with respect to the purchases and sales of portfolio securities and other assets, the amount of which is determined by the Adviser from time to time. Under the Artisan Partners Sub-Advisory Contract, the Adviser pays Artisan Partners from the advisory fees it receives from the Small & Mid Cap Strategies Fund.

•	The following changes are made under the section entitled “WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS? – INVESTMENT ADVISER AND SUB-ADVISERS – Additional Portfolio Manager Information”:

○	The table under the heading “Other Accounts Managed by Portfolio Managers” beginning on page 47 is modified by adding the following under “Small & Mid Cap Strategies Fund”:

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Artisan Partners†
Rezo Kanovich	1	$2,540,000	1	$10,000,000	2	$818,000,000

†	Information provided as of June 30, 2020

o	The table under the heading “Other Accounts Managed by Portfolio Managers – Accounts and Assets for which an Investment Advisory Fee is Based on Performance” beginning on page 50 is modified by adding the following under “Small & Mid Cap Strategies Fund”:

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other Accounts
	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
Artisan Partners†
Rezo Kanovich	0	$0	0	$0	0	$0

†	Information provided as of June 30, 2020

o	The table under the heading “Ownership of Securities” beginning on page 52 is modified by adding the following:

	All Cap Core Fund	Large Cap Strategies Fund	All Cap ESG Fund	Fixed Income Fund	Municipal Bond Fund	Small & Mid Cap Strategies Fund	Multi-Asset Opportunities Fund	New York Municipal Bond Fund*	California Municipal Bond Fund*
Artisan Partners†
Rezo Kanovich	None	None	None	None	None	None	None	None	None

†	Information provided as of June 30, 2020

*  As of October 31, 2019, no portfolio managers held shares of the Old Westbury New York Municipal Bond Fund or the Old Westbury California Municipal Bond Fund.

o	The following paragraph is added after the last paragraph of the section entitled “Compensation of Portfolio Managers” beginning on page 54:

Artisan. Artisan Partners’ portfolio managers are compensated through a fixed base salary or similar payment and a subjectively determined incentive bonus or payment that is a portion of a bonus pool, the aggregate amount of which is tied to Artisan Partners’ fee revenues generated by all accounts included within the manager’s investment strategies. Portfolio managers also receive a portion of the performance fee revenues or allocations from private funds sponsored by Artisan Partners. Artisan Partners’ portfolio managers also participate in group life, health, medical reimbursement and retirement plans that are generally available to all of Artisan Partners’ associates.

o	The following paragraphs are added after the last paragraph of the section entitled “Potential Conflicts of Interests” beginning on page 58:

Artisan Partners.

Material Conflicts. There are a number of ways in which the interests of Artisan Partners’ portfolio managers and its other personnel might conflict with the interests of the Small & Mid Cap Strategies Fund (referred to herein as the Fund) and its shareholders, including:

Sharing of Personnel, Services, Research and Advice among Clients. Because all client accounts within each of Artisan Partners’ strategies including the Fund’s account, are managed similarly, substantially all of the research and portfolio management activities conducted by the investment teams with respect to a given strategy benefit all clients within the strategy. Artisan Partners’ administrative and operational personnel divide their time among services to the Fund and other client accounts.

Restrictions on Activities. Artisan Partners generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner. To prevent the potentially negative impact that the restrictions of one client account or multiple client accounts may have on the manner in which Artisan Partners invests on behalf of all of its client accounts, Artisan Partners generally does not accept accounts subject to restrictions that Artisan Partners believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts. However, under certain circumstances, Artisan Partners does accept accounts subject to certain limitations on specific types of investments or transactions (for example, derivatives or short selling) or certain markets (for example, India), which can result in such accounts having different exposures and/or having a different risk profile compared to other accounts in the strategy, including the Fund.

Investments in Issuers with Business Relationships with Artisan Partners. From time to time, clients in a particular investment strategy, including the Fund, will invest in a security issued by a company, or an affiliate of a company, that is also a client of or has another business relationship with Artisan Partners or its affiliates. Artisan Partners has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable purchase or sale in a public securities transaction in a client account if Artisan Partners believes that it is or may be in possession of material non-public information regarding the issuer or security that would be the subject of that transaction.

With prior written approval, Artisan Partners will allow its personnel to serve as a director of a public company. Because of the heightened risk of misuse, or allegations of misuse, of material non-public information, Artisan Partners does not permit investment by client accounts or persons covered by Artisan Partners’ Code of Ethics in securities of any issuer of which an Artisan Partners staff member is a director, except that such staff member may purchase and sell that company’s securities for his or her own account or for the account of his or her immediate family members. This prohibition may foreclose investment opportunities that would be available to the Fund if the staff member were not a director.

Side-by-Side Management. Potential conflicts of interest may arise in the management of multiple investment strategies by a single investment team. For instance, an investment team can provide advice to accounts in one investment strategy that differs from advice given to accounts in another investment strategy. If an investment team identifies a limited investment opportunity that is suitable for more than one strategy, a strategy may not be able to take full advantage of that opportunity. There also are circumstances when an investment team has an incentive to devote more time or resources to, or to implement different ideas in, one strategy over another. An investment team has a potential conflict of interest when it manages accounts that are charged a performance-based fee (including private investment funds) and accounts that are charged an asset-based fee because the fees earned from accounts with performance-based fees have the potential to exceed the fees earned from other accounts. An investment team may also execute transactions for one strategy that may adversely impact the value of securities held by a different strategy or team. For example, an investment team may engage in short sales of securities of an issuer in which a fund it manages also invests. In such a case, the investment team could harm the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Artisan Partners maintains policies and procedures and internal review processes designed to mitigate potential conflicts of interest arising from side-by-side investment management.

Allocation and Aggregation of Portfolio Transactions among Clients. Artisan Partners seeks to treat all of the firm’s clients fairly when allocating investment opportunities among clients. Artisan Partners has compliance policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities, which are reviewed regularly by Artisan Partners and are included in Artisan Partners’ compliance program. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability (for example, initial public offerings) and allocation of investment opportunities generally, could raise a potential conflict of interest. The potential conflicts between accounts in a strategy are mitigated because the firm’s investment teams generally try to keep all client portfolios in that strategy invested in the same securities with approximately the same weightings (with exceptions for client-imposed restrictions and limitations). Nevertheless, investment opportunities likely will be allocated differently among accounts in a strategy due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons. In addition, there are instances where a particular security is held by, or appropriate for, more than one investment strategy (“cross holdings”) due to the overlap of their investment universes; however, investment decisions for each strategy, including the Fund, are generally made by the relevant investment team independently of investment decisions for another strategy, such that investment opportunities likely will be allocated differently among client accounts across such investment strategies.

“Same way” transactions (that is, all buys or all sells) in a security held by more than one account in a strategy are generally aggregated across all participating accounts in the strategy and same way transactions may be aggregated across accounts in different strategies when Artisan Partners considers doing so appropriate and practicable under the circumstances (for example, Artisan Partners has established certain information barriers and policies between certain of its investment teams that would make trade aggregation impracticable). The portfolio manager of one strategy may impose a price limit or some other differing instruction and so may decide not to participate in the aggregated order. In those cases, a trader works both trades in the market at the same time, subject to the requirements of Artisan Partners’ trading procedures. When orders for a trade in a security are opposite to one another (that is, one portfolio is buying a security, while another is selling the security) and the trader receives a buy order while a sell order is pending (or vice versa), the traders will seek to mitigate the risk of inadvertent cross trades by (i) utilizing different brokers or venues, or (ii) utilizing brokers or venues that maintain crossing prevention controls.

Waivers of Artisan Partners’ allocation procedures may be made with approval in advance by one of certain designated members of Artisan Partners’ management who are not part of the portfolio management process.

Fees. Like the fees Artisan Partners receives from the Fund, the fees Artisan Partners receives as compensation from other client accounts are typically calculated as a percentage of the client’s assets under management. Artisan Partners or its affiliates receive performance-based allocations or fees from the private funds it sponsors and expects to receive performance-based fees from accounts in its other strategies. In addition, Artisan Partners will, under certain circumstances, negotiate performance-based fee arrangements with other accounts. Across all of its investment strategies, Artisan Partners had eleven accounts with performance-based fees as of June 30, 2020. None of those separate accounts was in Artisan Partners’ Non-US Small-Mid Growth Strategy. Although Artisan Partners may have an incentive to manage the assets of accounts with performance–based fees differently from its other accounts, Artisan Partners maintains policies and procedures and internal review processes designed to mitigate such conflicts.

Investing in Different Parts of an Issuer’s Capital Structure. Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other Artisan Partners’ clients invest in different parts of an issuer’s capital structure. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities and negotiations with issuers that would potentially give rise to conflicts with other Artisan Partners’ clients or Artisan Partners may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if Artisan Partners acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. When making investment decisions where a conflict of interest may arise, Artisan Partners will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in Artisan Partners acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Confidential Information Access. From time to time, employees of Artisan Partners may receive material non-public information (referred to herein as “Confidential Information”). Employees may obtain Confidential Information, voluntarily or involuntarily, through Artisan Partners’ management activities or the employee’s outside activities. Confidential Information may be received under varying circumstances, including, but not limited to, upon execution of a non-disclosure agreement with an issuer, as a result of serving on a creditors’ committee or through conversations with a company’s management team. Under applicable law, Artisan Partners’ employees are generally prohibited from disclosing or using Confidential Information in effecting purchases and sales in public securities transactions for their personal benefit or for the benefit of any other person (including clients). Accordingly, should an employee receive Confidential Information, the employee is generally prohibited from communicating that information or using that information in public securities transactions, which could limit the ability to buy or sell certain investments even when the limitation is detrimental to Artisan Partners, the employee or the client, including the Fund.

Artisan Partners may seek to avoid the receipt of Confidential Information when it determines that the receipt of Confidential Information would restrict the Fund or other clients of Artisan Partners from trading in securities they hold or in which they may invest. In circumstances when Artisan Partners declines to receive Confidential Information from an issuer, an account, such as the Fund, may be disadvantaged in comparison to other investors, including with respect to evaluating the issuer and the price the account would pay or receive when it buys or sells those investments. Further, in situations when the account is asked, for example, to grant consents, waivers or amendments with respect to such investments, Artisan Partners’ ability to assess such consents, waivers and amendments may be impacted by its lack of access to Confidential Information.

From time to time, Artisan Partners uses paid expert networks. Artisan Partners has adopted specific procedures to prevent and address the inadvertent receipt of Confidential Information from the expert networks.

Portfolio Transactions and Soft Dollars. As an investment adviser, Artisan Partners has an obligation to seek best execution for clients – that is, execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of Artisan Partners’ investment decisions for the benefit of its clients. Artisan Partners uses client commissions to pay for brokerage and research services (often referred to as “soft dollars”) if Artisan Partners determines that such items meet the criteria outlined in its commission management policy and do not impair its duty to seek best execution. Artisan Partners does not consider, in selecting broker-dealers to be used in effecting securities transactions for the Fund, whether Artisan Partners or its affiliates received client referrals from the broker-dealer. Artisan Partners has potential conflicts of interest arising from its execution of portfolio transactions and use of soft dollars. Artisan Partners has adopted procedures with respect to soft dollars, which are included in Artisan Partners’ compliance program.

Proprietary and Personal Investments and Code of Ethics. Artisan Partners’ proprietary accounts also present potential conflicts of interest with Artisan Partners’ clients, including the Fund. Artisan Partners from time to time uses a proprietary account to evaluate the viability of an investment strategy or bridge what would otherwise be a gap in a performance track record. Proprietary accounts are, in general, treated like client accounts for purposes of allocation of investment opportunities. To the extent there is overlap between the investments of one or more proprietary accounts and the accounts of the firm’s clients managed in the same strategy, all portfolio transactions in the strategy are aggregated, where practicable, and allocated in accordance with Artisan Partners’ written allocation procedures among participating accounts. Artisan Partners believes that aggregation and allocation of trades as described in its written procedures mitigates conflicts of interest arising from proprietary investments in the same securities held by clients and the market impact that could result from such proprietary trading activity if conducted on a stand-alone basis.

Personal transactions are subject to Artisan Partners’ Code of Ethics, which generally provides that personnel of Artisan Partners may not take personal advantage of any information that they may have concerning Artisan Partners’ current investment program. The Code of Ethics requires pre-approval of most personal securities transactions believed to present potentially meaningful risk of conflict of interest (including acquisitions of securities as part of an initial public offering or private placement). The Code of Ethics provides that Artisan Partners’ compliance team will deny pre-approval for transactions that the compliance team believes present a conflict of interest with client transactions.

In addition, the Code of Ethics requires reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with Artisan Partners’ compliance department quarterly or more frequently. Those reports are reviewed for conflicts, or potential conflicts, with client transactions.

The Code of Ethics also contains policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan Partners’ clients.

Artisan Partners, its affiliates and its employees can give advice or take action for their own accounts that differ from, conflict with or is adverse to advice given or action taken for the Fund. These activities may adversely affect the prices and availability of other investments held by, or potentially considered for purchase by, the Fund.

Proxy Voting. Artisan Partners or its affiliate may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on the Fund’s behalf. As described in its proxy voting policy, Artisan Partners will be deemed to have a potential conflict voting proxies of an issuer if: (i) Artisan Partners or its affiliate manages assets for the issuer or an affiliate of the issuer and also recommends that the Fund invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Partners Funds, Inc. or an employee of Artisan Partners or its affiliate; (iii) Artisan Partners or its affiliate is actively soliciting that issuer or an affiliate of the issuer as a client and the Artisan Partners employees who recommend, review or authorize a vote have actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with an Artisan Partners employee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners or an affiliate, or an employee of Artisan Partners or an affiliate, exists that may be affected by the outcome of the proxy vote and that is deemed to represent an actual or potential conflict for the purposes of the proxy voting policy. Artisan Partners’ proxy voting policy contains procedures that must be followed in the event such relationships are identified in order to minimize the conflicts of interest that otherwise may result in voting proxies for Artisan Partners’ clients, including the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE